EXHIBIT 24.1


                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby  constitute and appoint  SHLOMO RECHT, LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys  for me, and in  my name, place  and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments  thereto covering the Ampal  1993 Stock Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and  authority to  do and  perform each and  every act  and thing requisite and  necessary to be done in and  about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.






               August 15, 1994                    /s/ Michael Arnon
          --------------------------              -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Stanley I. Batkin
          --------------------------              -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Yaacov Elinav
          --------------------------              -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Lawrence Lefkowitz
          --------------------------              -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Eitan Raff
          --------------------------              -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Shimon Ravid
          --------------------------              -------------------------

                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/Shlomo Recht
          -----------------------------           -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Leon Riebman
          --------------------------              -------------------------
                    Date                                    Signature

                                  POWER OF ATTORNEY
                                  -----------------


               KNOW ALL MEN  BY THESE PRESENT, that I,  the undersigned, do hereby constitute and  appoint SHLOMO RECHT,  LAWRENCE LEFKOWITZ,

          and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney  or attorneys for  me, and in my  name, place and stead,  as a  director and/or  officer  of AMPAL-AMERICAN  ISRAEL

          CORPORATION  ("AMPAL") to sign  a Registration Statement  and any and all amendments thereto covering  the Ampal 1993 Stock  Option

          Plan granting unto said attorneys-in-fact, and each of them, full power and authority  to do  and perform  each and  every act  and thing requisite and  necessary to be done in  and about the above premises, as fully to all intents and purposes as he or she might or could do  in person, hereby ratifying and  confirming all said attorneys-in-fact or either  of them may lawfully do  or cause to be done by virtue hereof.




               August 15, 1994                    /s/ Evelyn Sommer
          --------------------------              -------------------------
                    Date                                    Signature